                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Under Rule 14a-12


                           HORIZON HEALTH CORPORATION
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)       Title of each class of securities to which transaction applies:

      2)       Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)       Proposed maximum aggregate value of transaction:

      5)       Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)       Amount Previously Paid:

      2)       Form, Schedule or Registration Statement No.:

      3)       Filing Party:

      4)       Date Filed:

                           HORIZON HEALTH CORPORATION
                             1500 WATERS RIDGE DRIVE
                          LEWISVILLE, TEXAS 75057-6011

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 24, 2001

To the Stockholders of
     Horizon Health Corporation:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Horizon Health Corporation (the "Company") will be held at the National Support Center of the Company located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011 on Wednesday, January 24, 2001 at 1:00 p.m., Central Time, for the following purposes:

         1.       To elect seven directors to serve for the ensuing year;

         2. To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent accountants for the Company for the fiscal year ending August 31, 2001; and

         3. To transact such other business as may properly come before the Annual Meeting and any and all adjournments thereof.

         The close of business on December 8, 2000 has been fixed by the Board of Directors as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting, and during business hours from January 8, 2001 to the date of the Annual Meeting at the National Support Center of the Company located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011.

         You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is important that you ensure your representation by completing, signing, dating and promptly returning the enclosed proxy card. A return envelope, which requires no postage if mailed in the United States, has been provided for your use. If you attend the Annual Meeting, you may revoke your proxy and vote in person if you wish.

                                    By Order of the Board of Directors,

                                              JAMES W. McATEE
                                                 President

December 15, 2000

                           HORIZON HEALTH CORPORATION
                             1500 WATERS RIDGE DRIVE
                          LEWISVILLE, TEXAS 75057-6011

                                   ----------

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                   ----------

                           TO BE HELD JANUARY 24, 2001

         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Horizon Health Corporation, a Delaware corporation (the "Company" or "Horizon"), of proxies for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the National Support Center of the Company located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011 on Wednesday, January 24, 2001, at 1:00 p.m., Central Time, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying proxy card are first being mailed on or about December 15, 2000 to stockholders of the Company entitled to notice of and to vote at the Annual Meeting. Only holders of record of the Common Stock, $.01 par value ("Common Stock"), of the Company at the close of business on December 8, 2000 will be entitled to notice of and to vote at the Annual Meeting. As of that date, there were 5,823,537 shares of Common Stock outstanding. Each share of Common Stock entitles the record holder to one vote. There is no cumulative voting.

         The holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting must be present in person or represented by proxy at the Annual Meeting in order to have a quorum for the Annual Meeting. Directors will be elected at the Annual Meeting by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Accordingly, the seven nominees for director receiving the highest number of affirmative votes cast on the election of directors at the Annual Meeting will be elected as directors. The affirmative vote of the holders of a majority of the shares of Common Stock which are actually present in person or represented by proxy at the Annual Meeting and entitled to vote will be required to approve all other matters to be acted upon at the Annual Meeting. Abstentions will be counted for purposes of determining the presence or absence of a quorum, but not voted. Abstentions will therefore have the same effect as votes against any proposal requiring the affirmative vote of a majority of the shares present and entitled to vote thereon. Broker non-votes will be counted only for purposes of determining the presence or absence of a quorum, but will have no effect on the outcome of the matters to be acted upon at the Annual Meeting.

         If the accompanying proxy card is properly signed and received by the Company prior to the Annual Meeting and not revoked, it will be voted in accordance with the instructions contained therein. If no instructions are given, the persons designated as proxies in the accompanying proxy card will vote "FOR" the election as directors of those persons named below and "FOR" all other proposals set forth therein.

         The Board of Directors is not currently aware of any matters other than those referred to herein which will come before the Annual Meeting. If any other matter is properly presented at the Annual Meeting for action, the persons named in the accompanying proxy card will vote the proxy in their own discretion on such matter.

         You may revoke your proxy at any time before it is actually voted at the Annual Meeting by delivering written notice of revocation to the Secretary of the Company, by submitting a subsequently dated proxy, or by attending the Annual Meeting and giving notice to the Secretary of the Company in writing that the proxy is withdrawn. Attendance at the Annual Meeting will not, by itself, constitute revocation of the proxy.

         The cost of soliciting proxies in the accompanying form will be borne by the Company. Proxies may also be solicited personally or by telephone by officers or employees of the Company, none of whom will receive additional compensation therefor. The Company's regularly retained investor communications firm, Corporate Communications, Inc., may also be called upon to solicit proxies by telephone or mail. The Company will reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of Common Stock.

         The Company's principal executive offices are located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011. Its telephone number is (972) 420-8200.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

GENERAL INFORMATION

         As set by the Board of Directors pursuant to the Bylaws of the Company, the authorized number of directors of the Company is eight. Seven directors will be elected at the Annual Meeting, to hold office until the next annual meeting of stockholders of the Company and until their respective successors are duly elected and qualify, or until their earlier death, resignation or removal. All director nominees named below are currently serving as directors of the Company with terms expiring at the Annual Meeting. There is currently one vacancy on the Board of Directors. The Company intends to fill the vacancy but is still in the process of determining a qualified individual. The Proxies solicited by this Proxy Statement cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. The Board of Directors has no reason to believe that any of the nominees will not serve if elected, but if any of them become unavailable to serve as a director, and if the Board designates a substitute nominee, the persons named in the accompanying proxy card will vote for the substitute nominee designated by the Board.

INFORMATION REGARDING NOMINEES

         Set forth below is certain information with respect to each director nominee. Additional information regarding certain of the nominees is set forth in other sections of this Proxy Statement.


NAME                                AGE        TITLE                                           DIRECTOR SINCE
----                                ---        -----                                           --------------
James Ken Newman                    57         Chairman of the Board of Directors              July 1989

James W. McAtee                     55         President and Chief Executive Officer;          July 1995
                                               Director

Jack R. Anderson                    75         Director                                        December 1990

George E. Bello                     65         Director                                        April 1995

William H. Longfield                62         Director                                        July 1995

Donald E. Steen                     54         Director                                        April 1995

James E. Buncher                    64         Director                                        August 1997

         James Ken Newman has served as the Chairman of the Board since February 1992. From July 1989 until September 1997, he served as President of the Company and from July 1989 until October 1998, he also served as Chief Executive Officer of the Company.

         James W. McAtee has been President and Chief Executive Officer of the Company since November 1998 and Secretary of the Company since September 1990. He served as Executive Vice President - Finance & Administration of the Company from February 1992 until October 1998. He was a Senior Vice President of the Company from September 1990 to February 1992. He also served as the Chief Financial Officer of the Company from September 1990 to July 1999.

         Jack R. Anderson has been President of Calver Corporation, a health care consulting and investment firm, and a private investor, since 1982. Mr. Anderson currently serves on the board of directors of Genesis Health Ventures, Inc. Mr. Anderson is a member of the Compensation and Option Committee of the Board of Directors of the Company.

         George E. Bello has been Executive Vice President and Controller and a member of the board of directors of Reliance Group Holdings, Inc., an insurance holding company, since August 1981. Mr. Bello also currently serves on the board of directors of Zenith National Insurance Corp. and Land America Financial Group, Inc. Mr. Bello is a member of the Audit Committee of the Board of Directors of the Company.

         William H. Longfield has been the Chairman and Chief Executive Officer of C.R. Bard, Inc., a multi-national developer, manufacturer and marketer of health care products, since September 1995. Mr. Longfield was President and Chief Executive Officer of C.R. Bard, Inc. from October 1993 to September 1995, President and Chief Operating Officer from September 1991 to October 1993 and Executive Vice President and Chief Operating Officer from February 1989 to September 1991. Mr. Longfield currently serves on the board of directors of C.R. Bard, Inc., Manor Care, Inc. and West Pharmaceutical Services, Inc. Mr. Longfield is a member of the Compensation and Option Committee of the Board of Directors of the Company.

         Donald E. Steen has been Chairman of United Surgical Partners, Inc., a surgery operations company, since February 1998. From October 1994 to December 1997, Mr. Steen was President of the International Group of Columbia/HCA Healthcare Corporation, a health care services corporation primarily involved in the ownership and operation of hospitals and providing related services. From September 1981 to October 1994, Mr. Steen was the President and Chief Executive Officer of Medical Care America, Inc., a corporation that operated ambulatory surgery centers. Medical Care America, Inc. was acquired by Columbia/HCA Healthcare Corporation in October 1994. He currently serves on the board of directors of Kenetic Concepts, Inc. Mr. Steen is a member of the Audit Committee of the Board of Directors of the Company.

         James E. Buncher has been President of Safeguard Health Enterprises, Inc., a dental benefits company since March 2000. From July 1998 to February 2000, Mr. Buncher was a private investor. Mr. Buncher was President and Chief Executive Officer of Community Dental Services, Inc., a corporation operating dental practices in California, from October 1997 until July 1998. Mr. Buncher was the President of Health Plans Group of Value Health, Inc., a national specialty managed care company, from September 1995 to September 1997 and served as Chairman, President and Chief Executive Officer of Community Care Network, Inc., a Value Health subsidiary, from August 1992 to September 1997. In September 1997, Value Health was acquired by a third party and Mr. Buncher resigned his positions with that company at that time. Mr. Buncher is a member of the Audit Committee of the Board of Directors of the Company.

         SHARES REPRESENTED BY THE ACCOMPANYING PROXY CARD WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES NAMED ABOVE EXCEPT TO THE EXTENT AUTHORITY TO VOTE FOR ONE OR MORE NOMINEES IS WITHHELD. AS INDICATED ON THE PROXY CARD, STOCKHOLDERS MAY (i) VOTE FOR THE ENTIRE SLATE OF NOMINEES, (ii) WITHHOLD AUTHORITY TO VOTE FOR THE ENTIRE SLATE OF NOMINEES OR (iii) BY WRITING THE NAME OF ONE OR MORE NOMINEES IN THE SPACE PROVIDED ON THE PROXY CARD, WITHHOLD AUTHORITY TO VOTE FOR SUCH SPECIFIED NOMINEE OR NOMINEES.

                      MEETINGS AND COMMITTEES OF THE BOARD

         The Board of Directors of the Company held four meetings during the fiscal year ended August 31, 2000. The only standing committees of the Board of Directors are the Compensation and Option Committee and the Audit Committee. During the fiscal year ended August 31, 2000, each current director of the Company, with the exception of George Bello, attended at least 75% of the aggregate of the total number of meetings of the Board of Directors of the Company and of the committees of the Board on which the respective director served, that were held during the period for which each such person has been a director or served on such committee, as the case may be.

         Compensation and Option Committee. The Compensation and Option Committee reviews and sets from time to time the salaries and annual incentive bonuses for the Chief Executive Officer of the Company and each of the officers of the Company directly reporting to the Chief Executive Officer, and also administers the stock option plans of the Company. The Compensation and Option Committee met two times and acted by unanimous written consent on one occasion during the fiscal year ended August 31, 2000. Jack R. Anderson and William H. Longfield currently are the members of the Compensation and Option Committee.

         Audit Committee. The principal functions of the Audit Committee are to make recommendations to the Board of Directors as to the selection of the independent auditors for the Company, and to review and consult with the Board of Directors and management regarding the scope and results of any outside audit of the Company and other auditing and accounting matters. The Audit Committee met two times during the fiscal year ended August 31, 2000. George E. Bello, James E. Buncher and Donald E. Steen currently are the members of the Audit Committee.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain summary information regarding compensation earned by or awarded to the Chief Executive Officer and the other executive officers of the Company named below (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM
                                                     ANNUAL COMPENSATION                 COMPENSATION
                                               ---------------------------------------   ------------
                                                                             OTHER
                                                                             ANNUAL      SECURITIES
                                   FISCAL                                 COMPENSATION   UNDERLYING     ALL OTHER
   NAME AND PRINCIPAL POSITION      YEAR       SALARY(1)      BONUS(1)         (2)       OPTIONS (#)   COMPENSATION
   ---------------------------     ------      ---------      --------    ------------   -----------   ------------
James W. McAtee (3)..............   2000         333,378       347,153                           ---          2,772
  President and CEO                 1999         312,548       216,944             ---       308,750          2,652
                                    1998         241,811           ---             ---        35,000          2,375

Ronald C. Drabik (4).............   2000         201,372        49,427          25,616        25,000            ---
   Sr. Vice-President, Finance      1999          28,974         6,148             ---        50,000            ---
   and Administration

David S. Tingue (5)..............   2000         193,672        36,678             ---           ---            904
   Sr. Vice-President, Marketing    1999         186,348        46,558             ---        10,125            ---
                                    1998         151,495           ---          53,882           ---            ---

David K. White...................   2000         189,643        93,844             ---        10,000          2,772
   Sr. Vice-President, Operations   1999         180,215        37,962           7,123        22,850          2,652
                                    1998         167,653        22,606          48,686         4,000            ---

Frank J. Baumann.................   2000         173,580        71,095          15,475         7,500          2,772
   Sr. Vice-President, Operations   1999         156,186        37,115          30,136        22,925          2,652
                                    1998         134,257        22,122           8,981           ---            ---

----------

(1) Represents the amounts earned in the fiscal year indicated, irrespective of when amounts were paid by the Company. The bonus amounts shown represent performance incentive bonuses. In addition, for Mr. McAtee in fiscal year 2000, the bonus amount shown also includes a bonus in the amount of $74,425 paid under the contingent bonus plan approved in 1995. See "Other Compensation Arrangements - Contingent Bonuses."

(2)   The amounts shown represent reimbursement for relocation expenses.

(3) Effective November 1, 1998, Mr. McAtee was elected President and Chief Executive Officer of the Company.

(4)   Mr. Drabik was employed by the Company on July 12, 1999.

(5)   Mr. Tingue was employed by the Company on October 6, 1997.

STOCK OPTION GRANTS

         The following table sets forth information regarding the grant of options to purchase shares of Common Stock to the Named Executive Officers in the fiscal year ended August 31, 2000.

               OPTION GRANTS IN FISCAL YEAR ENDED AUGUST 31, 2000


                                               INDIVIDUAL GRANTS
                          ------------------------------------------------------------
                                                                                             POTENTIAL REALIZABLE
                               NUMBER OF                                                       VALUE AT ASSUMED
                              SECURITIES        PERCENT OF     EXERCISE                      ANNUAL RATES OF STOCK
                          UNDERLYING OPTIONS  TOTAL OPTIONS      OR                         PRICE APPRECIATION FOR
                              GRANTED (1)       GRANTED TO      BASE                           OPTION TERM (3)
                                               EMPLOYEES IN   PRICE (2)      EXPIRATION     -----------------------
          NAME                   (#)           FISCAL YEAR     ($/SH)          DATE            5%             10%
----------------------    ------------------  -------------   --------      ----------      -------        --------
James W. McAtee                   --                --            --                --           --              --
Ronald C. Drabik              25,000              20.7%        $5.50          07/11/10      $86,474        $219,134
David S. Tingue                   --                --            --                --           --              --
David K. White                10,000               8.3%        $5.50          10/31/09      $34,590         $87,654
Frank J. Baumann               7,500               6.2%        $5.50          10/31/09      $25,942         $65,740


----------

(1) The options vest and are exercisable cumulatively either in 20% annual installments commencing two years after the date of grant or in 25% annual installments commencing one year after the date of grant. Exercisability of the options may be accelerated in the event of the commencement of a tender offer for shares of the Company, the signing of an agreement for certain mergers or consolidation involving the Company or for the sale of all or substantially all assets of the Company, a change in any consecutive two-year period in the majority of the members of the Board of Directors of the Company serving on the Board at the beginning of such period, and certain other extraordinary corporate transactions. The options are subject to early termination in the event of the optionee's termination of employment or cessation of service with the Company.

(2) The exercise price per share of the options equaled the reported closing price of the Common Stock on the date of grant. Subject to the terms of the applicable option agreements, the exercise price may be paid in cash or in shares of Common Stock owned by the optionee, or a combination of the foregoing.

(3) There is no assurance that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock does in fact appreciate over the option term, no value will be realized from the option grants.

AGGREGATE OPTION EXERCISES IN FISCAL 2000 AND OPTION VALUES AT FISCAL YEAR-END

      The following table sets forth, for each Named Executive Officer, information regarding stock options exercised during the fiscal year ended August 31, 2000, the number of shares covered by both exercisable and unexercisable stock options as of August 31, 2000, and the value of stock options outstanding as of August 31, 2000.

                           AGGREGATED OPTION EXERCISES
                      IN FISCAL YEAR ENDED AUGUST 31, 2000
                     AND OPTION VALUES AS OF AUGUST 31, 2000

                                                          NUMBER OF SECURITIES
                               SHARES                    UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                              ACQUIRED                     OPTIONS AT FISCAL            IN-THE-MONEY OPTIONS AT
                                 ON                          YEAR-END (#)                 FISCAL YEAR-END (1)
                              EXERCISE      VALUE     ----------------------------    ----------------------------
           NAME                 (#)        REALIZED   EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
           ----               --------     --------   -----------    -------------    -----------    -------------
James W. McAtee                 48,481      204,340       358,035          159,750        366,404               --
Ronald C. Drabik                    --           --        12,500           62,500             --               --
David S. Tingue                     --           --         1,025            9,100             --               --
David K. White                      --           --         5,310           31,540             --               --
Frank J. Baumann                    --           --         1,970           28,455             --               --

----------

(1) Calculated based on the closing price of the Common Stock of $4.313 per share as reported on the NASDAQ National Market on August 31, 2000, the last trading day of fiscal 2000, less the applicable exercise price.

OTHER COMPENSATION ARRANGEMENTS

      Executive Retention Agreement

      Effective September 1, 1997, the Company entered into an Executive Retention Agreement with James Ken Newman. Pursuant to the Executive Retention Agreement, Mr. Newman agreed to continue to serve as Chairman and Chief Executive Officer of the Company, subject to his right to retire as Chief Executive Officer at any time during the term of the agreement. Mr. Newman elected to retire as Chief Executive Officer of the Company on October 31, 1998, at which time he became a consultant to the Company for the remaining term of the agreement. Mr. Newman had served as President of the Company from July 1989 until September 1997, and also as Chief Executive Officer of the Company from July 1989 until October 1998. Mr. Newman has served as Chairman since February 1992.

      The Executive Retention Agreement has a five year term, subject to automatic renewal so that it maintains a three year term at all times until the Company elects to terminate such automatic renewal provision which it can elect to do at any time. Under the agreement, Mr. Newman receives as a consultant annual compensation equal to seventy-five percent (75%) of his annual base salary at the time of retirement, which was $280,000. Any stock options granted to Mr. Newman during the term of the agreement are to have a ten year term and vest not less than 10% per year at the end of each of the first eight years and be fully vested at the end of nine years, subject, however, to acceleration upon the occurrence of certain events. All stock options granted to Mr. Newman prior to the date of his retirement remained outstanding and did not change in any respect as a result of his retirement to consultant status.

      The agreement contains certain confidentiality and non-competition provisions. The non-competition agreements stay in place after termination so long as Mr. Newman receives severance payments under the agreement, which will be for the remaining term of the agreement in the event of termination of the agreement under certain conditions. Mr. Newman may limit the term of the non-competition agreement to 24 months by electing to forego any additional severance payments after such period. In the event Mr. Newman voluntarily resigns, no severance payments are payable but he will be subject to the non-competition agreement for 24 months after the date of resignation. The agreement has certain provisions for the acceleration of the vesting of stock options after the occurrence of a change of control of the Company.

      Contingent Bonuses

      In January 1995, the Compensation and Option Committee approved contingent bonuses applicable to Messrs. Newman and McAtee. The aggregate amount of such bonuses that could be earned by Messrs. Newman and McAtee were $216,904 and $123,176, respectively. The bonuses vested in four equal annual installments but are payable only if (i) the bonus, or a portion thereof, is utilized to pay the exercise price of stock options for the purchase of Common Stock and (ii) the officer remained in the continuous employment of the Company until the date when the bonus, or portion thereof, is paid. The bonuses may be payable in one or more installments as and when the executive officer elects to exercise stock options. In fiscal 1998, $50,000 of such bonuses were paid to Mr. Newman and used to pay the exercise price of stock options exercised by him in such fiscal year. In fiscal 2000, $37,500 and $74,425 of such bonuses were paid to Messrs. Newman and McAtee, respectively, and used to pay the exercise price of stock options exercised by each of them in such fiscal year.

      Executive Severance Agreement

      The Company has a severance agreement with Ronald C. Drabik pursuant to which Mr. Drabik will be paid an amount equal to one year of his base salary in the event of the termination of his employment by the Company without cause. The severance agreement contains certain confidentiality and non-competition provisions that apply for one year after termination of employment.

DIRECTOR COMPENSATION

      The Company's Second Amended and Restated 1995 Stock Option Plan for Eligible Outside Directors (the "Director Plan") provides for a one-time formula grant of stock options to purchase 15,000 shares of Common Stock to each non-employee director of the Company upon such director's initial election to the Board of Directors if the director satisfies certain criteria specified in the Director Plan. In addition, such non-employee directors receive a subsequent grant when reelected to the Board of Directors at an annual meeting and when such non-employee Director has served at least one year since the date of the last grant under the Director Plan. Each subsequent grant is for a number of shares of Common Stock equal to $50,000 divided by the fair market value per share of the Common Stock of the Company on the date of grant (as defined in the Director Plan, the closing price per share on the grant date) rounded to the nearest hundred. With respect to each subsequent grant, each Director has the election to reduce a grant amount by fifty percent (50%) of the shares of Common Stock that would otherwise be subject to the subsequent grant and, in lieu thereof, receive a fee of $2,500 for each of the next four meetings of the Board of Directors actually attended by such Director within the period from the annual meeting at which the Director is re-elected (including the Board meeting immediately following such annual meeting) to the next annual meeting of stockholders.

      In addition to the formula stock options described above, the Compensation and Option Committee has authority under the Director Plan to grant discretionary stock options to non-employee directors upon such terms as are determined by such committee. All formula grants under the Plan vest twenty percent (20%) on the date of grant and in twenty percent (20%) installments over the next four years if the Director is re-elected at each of the next successive annual meetings of the stockholders and when the Director has served a period of one year since the vesting of the most recent installment on the option, including the installment that vested on the grant date. All stock options under the Director Plan terminate on the date any optionee ceases to be a director of the Company for any reason other than death (in the event of the optionee's death, stock options vested at the date of death are exercisable for one year thereafter).

      Upon their reelection to the Board of Directors in January 2000, Messrs. Bello and Longfield received formula grants of stock options to purchase 7,018 shares of Common Stock and Messrs. Buncher and Steen received formula grants of stock options to purchase 3,509 shares of Common Stock under the Second Amended and Restated 1995 Stock Option Plan for Eligible Outside Directors. Each of these four Directors will receive a subsequent grant as described above if re-elected to the Board of Directors at the Annual Meeting. Such additional stock options will be granted on the date of the Annual Meeting at an exercise price equal to the closing price of the Common Stock on the Nasdaq National Market on that date.

      Directors of the Company do not receive any other compensation for service on the Board of Directors or any committee thereof, except as described above. Directors are, however, reimbursed for their out-of-pocket expenses incurred in attending meetings of the Board of Directors.


                        COMPENSATION AND OPTION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

GENERAL

      The Compensation and Option Committee of the Board of Directors of the Company reviews and approves (i) the salaries and annual incentive bonuses of the Chief Executive Officer of the Company and each of the officers of the Company directly reporting to the Chief Executive Officer and (ii) all grants of options to purchase shares under the Company's stock option plans to eligible directors, officers, employees and consultants of the Company. At all times during the fiscal year ended August 31, 2000, the Compensation and Option Committee was composed exclusively of directors who were "non-employee directors" and "outside directors" as defined by applicable Securities and Exchange Commission ("Commission") rules and Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), respectively. The members of the Committee are not former employees of the Company and have not ever participated in any of the Company executive or other employee compensation programs. In fiscal 2000, the Committee was composed of two directors, Mr. Anderson and Mr. Longfield.

      Horizon's executive compensation policy is designed and administered to provide a competitive compensation program that will enable Horizon to attract, motivate, reward and retain executives who have the skills, education, experience and capabilities required to discharge their duties in a competent and efficient manner. The compensation policy is based on the principle that the financial rewards to the executive should be aligned with the financial interests of the stockholders of Horizon.

      Horizon's executive compensation strategy has three separate elements, consisting of base salary, annual incentive compensation (bonuses) and long-term incentive compensation (stock options). The following is a summary of the policies underlying each element.

BASE SALARY

      The Compensation and Option Committee reviews the base salaries of the Chief Executive Officer and the other officers directly reporting to the Chief Executive Officer periodically, considering factors such as individual and corporate performance, and individual experience, expertise and years of service.

      In determining the Chief Executive Officer's overall compensation, as well as the compensation of the other officers, the Compensation and Option Committee also reviews compensation levels at other companies including selected peer companies. Such other companies are not necessarily the same as the companies in the peer group index in the Performance Graph section of this Proxy Statement because the Compensation and Option Committee believes that the Company competes for executive talent with companies in addition to those in its peer group. The Compensation and Option Committee does not attempt to set base salaries at any particular level based on such surveys, but rather uses such surveys to obtain an overview of compensation levels in general.

      No particular weight is given by the Compensation and Option Committee to any of the foregoing factors, and decisions as to adjustments in base salaries are primarily subjective. In August 1999, the base salaries of each of the Company's executive officers were reviewed and certain increases approved for some of the officers to be effective at various dates during fiscal 2000.

ANNUAL INCENTIVE COMPENSATION

      For services rendered during fiscal 2000, some of Horizon's executive officers received cash bonuses after the completion of such fiscal year. All such cash bonuses were awarded based upon certain previously specified performance criteria. For fiscal 2000, the performance criteria were set based primarily upon the Board-approved budget which was consistent with the then current public expectation of earnings per share for the Company.

      Mr. McAtee's bonus potential for fiscal 2000 was set at up to 100% of his annual base salary based upon the Company achieving the Board-approved budget. In addition, the executive officers of the Company directly reporting to Mr. McAtee had bonuses set at up to 30%-60% of their average base salary for fiscal 2000, with the bonus based upon the financial results of their area of responsibility and, in certain cases, the achievement of certain contract retention targets.

LONG-TERM INCENTIVES

      The Compensation and Option Committee is authorized to grant incentive and non-qualified stock options to key employees of the Company, including officers. Such option grants are intended to provide to the key employees long-term incentive to increase stockholder value by improving corporate performance and profitability. Stock option grants provide an incentive that focuses the executive's attention on managing the Company from the perspective of an owner with an equity stake in the business. These grants also help ensure that operating decisions are based on long-term results that benefit the Company and ultimately the stockholders. Currently, stock options to employees are not necessarily granted annually, but are granted from time to time at the discretion of the Compensation and Option Committee. While no specific formula is used to determine stock option grants made to any particular employee, grants are generally based upon a subjective evaluation of non-objective factors such as the employee's past contribution toward Company performance and expected contribution to meeting long-term strategic goals of the Company.

      Section 162(m) of the Code imposes a $1,000,000 limit on the amount of compensation that will be deductible for Federal income tax purposes by the Company each fiscal year with respect to each of the Chief Executive Officer and the four other most highly compensated executive officers of the Company. The base salary and annual incentive compensation level of the Company's executive officers is currently well below this limit. The Company believes that the limitation of Section 162(m) does not apply to compensation earned or that may be earned with respect to the stock options granted to the Executive Officers under the stock option plans of the Company during or prior to the fiscal year ended August 31, 2000. The structure of the 1998 Stock Option Plan is intended to make grants thereunder qualify as "performance-based compensation" not subject to the limitation of Section 162(m).

                                     Compensation and Option Committee

                                             Jack R. Anderson
                                             William H. Longfield


                                PERFORMANCE GRAPH

         The following graph shows a comparison of the total cumulative stockholder return for the Company, the Total Return Index for Nasdaq Stock Market (U.S. Companies) (the "Nasdaq (U.S.) Index") and a peer group selected by the Company. The comparison below assumes $100 was invested on August 31, 1995 in each of (i) the Common Stock of the Company, (ii) shares comprising the Nasdaq (U.S.) Index and (iii) the common stock of the peer group, and assumes reinvestment of dividends. Neither the Company nor any companies in the peer group, except PMR Corp., paid any dividends during such period.



Research Data Group                            Peer Group Total Return Worksheet


HORIZON HEALTH CORP

                                                   CUMULATIVE TOTAL RETURN
                                -----------------------------------------------------------------------
                                   8/95        8/96         8/97        8/98        8/99        8/00
HORIZON HEALTH CORPORATION        100.00      146.67       237.50       66.25       70.63       43.13
NASDAQ STOCK MARKET (U.S.)        100.00      112.79       157.36      148.70      276.25      421.80
PEER GROUP                        100.00      130.86       158.66      100.70       97.03      196.09


         The peer group consists of the following publicly traded companies in the health care industry: American Healthways Inc., Comprehensive Care Corp., ContinuCare Corporation, Corvel Corporation, Northstar Health Services Inc., PMR Corporation, and Rehabcare Group, Inc.

                        SECURITY OWNERSHIP BY MANAGEMENT
                           AND PRINCIPAL STOCKHOLDERS

         Set forth below is certain information with respect to the beneficial ownership of Common Stock as of November 12, 2000, by (i) each person who, to the knowledge of the Company based upon statements filed as of December 1, 2000 with the Commission pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended, beneficially owns more than 5% of the outstanding Common Stock, (ii) each director (which includes all nominees for director) of the Company, (iii) each Named Executive Officer and (iv) all directors and such Named Executive Officers of the Company as a group. Except as indicated below, to the Company's knowledge, each person named has sole voting and investment power with respect to all shares shown as beneficially owned by such person.

                                                                                SHARES BENEFICIALLY
                                                                                       OWNED
                                                                ----------------------------------------------------
NAME                                                                    NUMBER                     PERCENT
----                                                            -----------------------    -------------------------
Fidelity Management & Research Company (1)....................                 674,400              11.5%
James Ken Newman (2)..........................................                 565,623               9.2
The Burton Partnership, Limited Partnership (3)...............                 531,600               9.1
Dimensional Fund Advisors, Inc. (4)...........................                 447,000               7.6
Eagle Asset Management, Inc. (5)..............................                 438,125               7.5
Jack R. Anderson (6)..........................................                 427,400               7.3
James W. McAtee (7)...........................................                 437,689               7.0
Paul J. Schupf Associates (8).................................                 410,800               7.0
George E. Bello (9)...........................................                 338,806               5.8
Donald E. Steen (10)..........................................                  37,104                *
William H. Longfield (11).....................................                  36,806                *
James E. Buncher (12).........................................                  29,742                *
Ronald C. Drabik (13).........................................                  13,545                *
David K. White (14)...........................................                   7,918                *
Frank J. Baumann (15).........................................                   2,544                *
David S. Tingue (16)..........................................                   1,025                *
All directors and Named Executive Officers as a group                        1,898,202
 (11 persons) (17)............................................                                       28.9

----------
 * Less than 1%.

(1) The address of Fidelity Management & Research Company is 82 Devonshire Street, Boston, Massachusetts. According to a Schedule 13F dated September 30, 2000, Fidelity has sole investment power over the 674,400 shares and the voting power over such shares is held by the Board of Trustees of the Fidelity Funds.

(2) The address of James Ken Newman is 700 El Paseo, Denton, Texas 76205. Includes 16,000 shares of Common Stock held by a limited partnership for which Mr. Newman serves as an officer and director of the corporate general partner and 51,500 shares of Common Stock held by a foundation of which Mr. Newman is a director and officer. Also includes 256,955 shares of Common Stock issuable upon the exercise of immediately exercisable stock options.

(3) The address of The Burton Partnership, Limited Partnership is P. O. Box 4643, Jackson, Wyoming 83001.

(4) The address of Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, Santa Monica, California 90401.

(5) The address of Eagle Asset Management, Inc. is 880 Carillon Parkway, St. Petersberg, Florida 33716.

(6) The address of Jack R. Anderson is 16475 Dallas Parkway, Suite 735, Dallas, Texas 75248. Excludes 100,000 shares of Common Stock owned by Mr. Anderson's spouse, for which he disclaims any beneficial ownership.

(7) The address of Mr. McAtee is 1500 Waters Ridge Drive, Lewisville, Texas 75057. Includes 19,998 shares of Common Stock held in trust for the benefit of Mr. McAtee's children. Also includes 358,035 shares of Common Stock issuable upon the exercise of immediately exercisable stock options.

(8) The address of Paul J. Schupf Associates is 27 Payne, Hamilton, New York 13346.

(9) The address of Mr. Bello is 55 East 52nd Street, 53rd Floor, New York, New York 10055. Includes 20,306 shares of Common Stock issuable upon the exercise of immediately exercisable stock options.

(10) Includes 19,604 shares of Common Stock issuable upon the exercise of immediately exercisable stock options.

(11) Includes 20,306 shares of Common Stock issuable upon the exercise of immediately exercisable stock options.

(12) Includes 4,742 shares of Common Stock issuable upon the exercise of immediately exercisable stock options.

(13) Includes 12,500 shares of Common Stock issuable upon the exercise of immediately exercisable stock options.

(14) Includes 5,310 shares of Common Stock issuable upon the exercise of immediately exercisable stock options.

(15) Includes 1,970 shares of Common Stock issuable upon the exercise of immediately exercisable stock options.

(16) Includes 1,025 shares of Common Stock issuable upon the exercise of immediately exercisable stock options.

(17) Includes 700,753 shares of Common Stock issuable upon the exercise of immediately exercisable stock options held by certain directors and Named Executive Officers.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and certain officers of the Company, and persons who beneficially own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership with the Commission. Such persons are required to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of the copies of such reports furnished to the Company, the Company believes that, during the fiscal year ended August 31, 2000, all Section 16(a) filing requirements applicable to its directors, officers and greater than ten percent beneficial stockholders were complied with, except that the required filing of a Form 3 by James K. Don upon his election as a Senior Vice President of the Company in July 2000 was inadvertently made late.


                                 PROPOSAL NO. 2

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The stockholders are asked to ratify the appointment of PricewaterhouseCoopers LLP as the independent accountants for the Company for the fiscal year ending August 31, 2001. PricewaterhouseCoopers LLP, a certified public accounting firm, has served as the independent accountants for the Company since 1991. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

         Ratification of the appointment of the independent accountants is not a matter which is required to be submitted to a vote of stockholders, but the Board of Directors considers it appropriate for the stockholders to express or withhold approval of the appointment. If stockholder approval should not be obtained, the Board of Directors would consider an alternative appointment for fiscal 2001.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING AUGUST 31, 2001, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.


                             AUDIT COMMITTEE REPORT

The Audit Committee of the Horizon Health Corporation Board of Directors is composed of three non-employee directors and operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter is attached as Appendix A to this Proxy Statement. Each member of the Audit Committee satisfies the standards for independence as defined in the National Association of Securities Dealers' listing standards. The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent accountants.

Management is responsible for the Company's internal controls, the financial reporting process and preparation of the consolidated financial statements of the Company. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee further discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Company's independent accountants also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

Based upon Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended August 31, 2000 filed with the Securities and Exchange Commission.

                                             Audit Committee

                                                      George E. Bello
                                                      James E. Buncher
                                                      Donald A. Steen


                            PROPOSALS BY STOCKHOLDERS

         Proposals by stockholders intended to be presented at the next annual meeting of stockholders of the Company after this Annual Meeting must be received at the executive offices of the Company no later than August 17, 2001, to be included in the Company's proxy statement and form of proxy relating to that meeting. Any stockholder who wishes to bring a proposal before such annual meeting of stockholders, but does not wish to include it in the Company's proxy materials, must provide written notice of the proposal to the Company's Secretary at the executive offices of the Company by October 31, 2001. Otherwise, proxies solicited for such annual meeting will confer discretionary authority to vote on any such proposals that have not been so submitted to the Company.


                                 OTHER BUSINESS

         The Board of Directors is aware of no other matter that will be presented for action at the Annual Meeting. If any other matter requiring a vote of the stockholders properly comes before the Annual Meeting, the persons authorized under management proxies will vote and act on such matter according to their own discretion and judgment.

                                  ANNUAL REPORT

         The Company's Annual Report to Stockholders, which contains audited consolidated financial statements of the Company for the fiscal year ended August 31, 2000, is being mailed to stockholders of record with this Proxy Statement. The Annual Report to Stockholders does not form a part of the proxy solicitation materials.

         UPON THE WRITTEN REQUEST OF ANY PERSON WHO IS A RECORD HOLDER OF COMMON STOCK AS OF THE CLOSE OF BUSINESS ON DECEMBER 8, 2000, THE COMPANY WILL PROVIDE WITHOUT CHARGE TO SUCH PERSON A COPY OF THE ANNUAL REPORT ON FORM 10-K OF THE COMPANY FOR THE FISCAL YEAR ENDED AUGUST 31, 2000 AS FILED WITH THE COMMISSION (EXCLUDING EXHIBITS). ANY SUCH WRITTEN REQUEST MUST BE DIRECTED TO HORIZON HEALTH CORPORATION, 1500 WATERS RIDGE DRIVE, LEWISVILLE, TEXAS 75057-6011,
ATTENTION: MR. RONALD C. DRABIK, SENIOR VICE PRESIDENT - FINANCE AND ADMINISTRATION.


                                                       JAMES W. McATEE
                                                          President

                                   APPENDIX A

                           HORIZON HEALTH CORPORATION
                             AUDIT COMMITTEE CHARTER


PURPOSE

The primary purpose of the Audit Committee is to assist the Board of Directors of Horizon Health Corporation in fulfilling its responsibility to oversee (a) the performance by management of the Company's auditing, accounting and financial reporting processes, (b) the preparation by management of the financial statements and other financial reporting information of the Company,
(c) the Company's systems of internal accounting and financial controls, (d) the annual independent audit of the Company's financial statements, and (e) the independence of the outside accountants for the Company.

In discharging its oversight role, the Committee will maintain free and open communication between itself and the full Board, financial and senior management, and the Company's outside independent accountant. The Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of Horizon. The Committee shall have the authority to retain outside counsel, auditors or other experts for this purpose. The Committee will review and appraise on an ongoing basis the overall corporate standards for quality financial reporting. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside independent accountant is ultimately accountable to the Committee, and the full Board.

MEMBERSHIP

The Committee shall be comprised of three or more member directors as determined by the Board. The composition of the Committee will meet NASDAQ requirements. Each member will be an independent director free from any relationship that, in the opinion of the Board, would interfere with his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices or shall become financially literate within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall have accounting or related financial management expertise.

KEY RESPONSIBILITIES

   The Committee's job is one of oversight. The Company's management is responsible for preparing the Company's financial statements, and the outside independent accountant is responsible for auditing those financial statements. The Committee recognizes that financial management, as well as the outside independent accountant, have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside independent accountant's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge and/or supplement them as appropriate given the circumstances.

o The Committee, following completion of the annual audit, shall review separately with each of management and the independent accountant any significant difficulties encountered during the course of the audit, and the quality and appropriateness of the Company's accounting principles as applied in its financial reporting, and the appropriateness of any significant judgments made in the preparation of the financial statements by management.

o The Committee shall review with management and the outside independent accountant the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside independent accountant the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61. Any required SAS No. 61 communication with the Committee should be made prior to filing.

o As a whole, or through the Committee Chair, the Committee shall assure that the outside independent accountant reviews the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and discusses with management (or directly with the Committee if appropriate) the matters required to be discussed by SAS No. 61. This review will occur prior to the Company's filing of the respective Form 10-Q. Any required SAS No. 61 communication with the Committee should be made prior to filing, or if not possible, as soon as practicable.

o The Committee shall discuss with management and the outside independent accountant the quality and adequacy of the Company's internal controls, recommendations for improvements that are reportable conditions or material weaknesses in internal controls, and the scope and plans for audits and results therefrom.

o The Committee shall periodically consult with the independent accountant, out of the presence of management, regarding internal controls, the audit process and the completeness and accuracy of the financial statements of the Company.

o The Committee shall on an annual basis: (1) request from the outside independent accountant a formal written statement delineating all relationships between the independent accountant and the Company consistent with the Independence Standards Board written policies; (2) discuss with the outside independent accountant any such disclosed relationships and their potential impact on the outside accountant's independence; and (3) make appropriate, resultant recommended actions to the Board.

o The Committee shall recommend to the Board the selection of the independent accountants for the Company. The Committee shall review the fees and other compensation to be paid to the independent accountants. The Committee shall review the performance of the independent accountants and approve a change of the independent accountants for the Company if circumstances warrant.

o The Committee shall review this Charter at least annually and update as appropriate.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                           HORIZON HEALTH CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 24, 2001

     The undersigned hereby constitutes and appoints JAMES W. McATEE and RONALD
C. DRABIK, each with power to act with or without the other and with full power of substitution, as Proxies of the undersigned to represent and to vote all shares of the Common Stock of Horizon Health Corporation (the "Company") standing in the name of the undersigned, at the Annual Meeting of Stockholders of the Company to be held at the executive offices of the Company located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011, on Wednesday, January 24, 2001, at 1:00 p.m., Central Time, and at any and all adjournments thereof.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE SEVEN NOMINEES OF THE BOARD OF DIRECTORS LISTED IN PROPOSAL 1 AND FOR THE APPROVAL OF PROPOSAL 2. IF THE EXECUTED PROXY DOES NOT WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF A NOMINEE FOR DIRECTOR IN PROPOSAL 1, THE PROXY WILL BE DEEMED TO GRANT AUTHORITY TO VOTE FOR THE ELECTION OF SUCH NOMINEE AND WILL BE SO VOTED. THE PROXIES NAMED HEREIN ARE EACH AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY AND ALL ADJOURNMENTS THEREOF.

     The undersigned hereby revokes any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is exercised by following the procedures stated in the Proxy Statement.

                  (PLEASE MARK, SIGN AND DATE ON THE OTHER SIDE
                  AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.)

A [X]  Please mark your votes
       as in this example.



                                                WITHHOLD
                  FOR all nominees listed      AUTHORITY
                 (except as listed to the   to vote for all    NOMINEES:  James Ken Newman
                      contrary below)       nominees listed               James W. McAtee
                                                                          Jack R. Anderson
1.  Election of           [ ]                     [ ]                     George E. Bello
    Directors.                                                            William H. Longfield
                                                                          Donald E. Steen
                                                                          James E. Buncher

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, MARK THE FOR BOX AND WRITE EACH SUCH NOMINEE'S
NAME IN THE SPACE PROVIDED BELOW:


_____________________________________________________________


                                                                                   FOR            AGAINST             ABSTAIN
2. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the         [ ]              [ ]                 [ ]
   independent accountants for the Company for the fiscal year ending August
   31, 2001.

3. The Proxies are authorized to vote in their discretion upon such other matters as may properly come before the Annual Meeting and any and all adjournments thereof.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED
ENVELOPE.





SIGNATURE                                Dated                SIGNATURE                                  Dated
          ------------------------------       -------------            --------------------------------       -------------
                                                                                IF HELD JOINTLY


NOTE: Please date and sign exactly as name appears hereon. When shares of Common Stock are owned by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

                    EMPLOYEES SAVINGS AND PROFIT SHARING PLAN

                           HORIZON HEALTH CORPORATION

               VOTING DIRECTION FOR ANNUAL MEETING OF STOCKHOLDERS
                          OF HORIZON HEALTH CORPORATION
                         TO BE HELD ON JANUARY 24, 2001

         The undersigned hereby directs the Trustee (the "Trustee") of the Horizon Health Corporation Employees Savings and Profit Sharing Plan (the "Plan"), to vote, at the Annual Meeting of Stockholders of Horizon Health Corporation to be held on January 24, 2001, and at any and all adjournments thereof, all of the shares of Common Stock of Horizon Health Corporation, a Delaware corporation ("Horizon"), held in my individual Plan account as of the record date of the vote as set forth on the reverse side of this Voting Direction card.

         WHEN PROPERLY EXECUTED, THIS VOTING DIRECTION WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED PLAN PARTICIPANT. IF NO DIRECTION IS GIVEN, THIS VOTING DIRECTION WILL BE VOTED FOR THE SEVEN NOMINEES OF THE BOARD OF DIRECTORS LISTED IN PROPOSAL 1 AND FOR THE APPROVAL OF PROPOSAL 2. IF THE EXECUTED VOTING DIRECTION DOES NOT WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF A NOMINEE FOR DIRECTOR IN PROPOSAL 1, THE VOTING DIRECTION WILL BE DEEMED TO GRANT AUTHORITY TO VOTE FOR THE ELECTION OF SUCH NOMINEE AND WILL BE SO VOTED. THE TRUSTEE IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY AND ALL ADJOURNMENTS THEREOF.

         The undersigned hereby revokes any and all Voting Direction cards heretofore given. This Voting Direction may be revoked at any time before it is exercised by following the procedures stated in the Participant Direction letter accompanying this Voting Direction card.


         (PLEASE MARK, SIGN AND DATE ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.)

A [X]   Please mark your votes
        as in this example.

                                           WITHHOLD
          FOR all nominees listed         AUTHORITY              NOMINEES:  James Ken Newman
          (except as listed to the     to vote for all                      James W. McAtee
               contrary below)         nominees listed                      Jack R. Anderson
                                                                            George E. Bello
1.  Election of                                                             William H. Longfield
    Directors.       [ ]                     [ ]                            Donald E. Steen
                                                                            James E. Buncher

    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
    NOMINEE, MARK THE FOR BOX AND WRITE EACH SUCH NOMINEE'S
    NAME IN THE SPACE PROVIDED BELOW:


                                   ----------

                                                                                        FOR         AGAINST        ABSTAIN

2.       Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent accountants for the Company for the fiscal year ending
         August 31, 2000.                                                               [ ]           [ ]            [ ]

3. The Trustee is authorized to vote in its discretion upon such other matters as may properly come before the Annual Meeting and any and all adjournments thereof.


PLEASE MARK, SIGN AND DATE AND RETURN THIS VOTING DIRECTION PROMPTLY IN THE
ENCLOSED ENVELOPE.




SIGNATURE                              Dated                    TITLE                                Dated
          ---------------------------       -------------------      -------------------------------       -------------------
                                                                        (if applicable)

NOTE: Please date and sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                December 15, 2000

To Participants Owning Horizon Common Stock
Through The Horizon Health Corporation
Employees Savings and Profit Sharing Plan

          Re: Your Opportunity to Direct the Trustee How To Vote the Horizon Common Stock in Your 401(k) Plan Account At Annual Meeting of Stockholders

Dear Participant:

         An Annual Meeting of Stockholders (the "Annual Meeting") of Horizon Health Corporation, a Delaware corporation (the "Company"), will be held at the executive offices of the Company located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011, on Friday, January 24, 2001, at 1:00 p.m., Central Time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Only holders of record of Common Stock of the Company at the close of business on December 8, 2000 (the "Record Date") will be entitled to vote at the Annual Meeting.

         As described below, the Trustee of the Horizon Health Corporation Employees Savings and Profit Sharing Plan (the "Plan"), hereby requests your directions as to how you want the Trustee to vote at the Annual Meeting the shares of Common Stock held in your individual Plan account at the Annual Meeting.

         You should find the following items enclosed:

         o A "Proxy Statement" including a Notice of Annual Meeting of Stockholders describing the matters to be voted on at the Annual Meeting. The matters currently anticipated to be voted on at the Annual Meeting consist of (a) the election of seven directors of the Company to serve for the ensuing year and (b) a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent accountants for the Company for the fiscal year ending August 31, 2001. These matters, together with other information regarding the Annual Meeting, are described in more detail in the accompanying Proxy Statement.

         o The Company's Annual Report to Stockholders for the fiscal year ended August 31, 2000.

         o        A "Voting Direction" card.

         o A pre-addressed postage-paid return envelope that you may use to return your Voting Direction card to American Stock Transfer & Trust Company, the Transfer Agent for the Company (the "Transfer Agent").

         Please read the Proxy Statement for a detailed explanation of the matters to be considered and voted on at the Annual Meeting before completing your Voting Direction card. Also, please note that you do not have to complete and submit any proxy form, or otherwise grant any proxy to any person, with respect to the shares of Horizon Common Stock held in your Plan account at the Record Date, since you are not the holder of record of such shares. Under the terms of the Plan, however, you have the right to direct the Trustee as to how you want the Trustee to vote such shares at the Annual Meeting. All you have to do to exercise this right is follow the instructions in this letter and in the enclosed Voting Direction card.

EXPLANATION OF VOTING RULES OF THE PLAN

         All voting rights of shares of Horizon Common Stock held in a participant's Plan account belong to that participant. The participant may exercise such voting rights by supplying written voting instructions to the Trustee. Under the terms of the Plan, the Trustee will vote the shares of Horizon Common Stock held in the participant's account at the Record Date in accordance with the participant's written instructions. Any shares of Common Stock as to which the Trustee does not receive timely participant voting instructions will not be voted.

         Pursuant to these requirements of the Plan, the Transfer Agent is delivering this letter and the enclosed materials to request your direction as to how you want the Trustee to vote at the Annual Meeting the shares of Horizon Common Stock held in your individual Plan account at the Record Date.

STEPS YOU NEED TO TAKE TO INSTRUCT THE TRUSTEE HOW TO VOTE THE SHARES OF HORIZON COMMON STOCK HELD IN YOUR INDIVIDUAL PLAN ACCOUNT.

         Once you have reached a decision concerning how you want the shares of Horizon Common Stock held in your Plan account at the Record Date to be voted, you need to do the following:

         STEP 1: Mark your choice as to each such matter on the enclosed Voting Direction card, date the card, and sign it.

         STEP 2: Mail the Voting Direction card to American Stock Transfer & Trust Company using the enclosed pre-addressed, U.S. mail postage-paid return envelope, so that it will be RECEIVED by no later than 5:00 p.m. E.S.T. on January 22, 2001.

         If the Transfer Agent does not receive your Voting Direction card by January 22, 2001, or if the Transfer Agent receives your Voting Direction card by January 22, 2001, but it is not signed, the shares of Horizon Common Stock held in your Plan account will not be voted.

CHANGING OR REVOKING YOUR VOTING DIRECTION CARD

         If, after submitting your Voting Direction card, you want to change your vote, you must obtain a new Voting Direction card from the Transfer Agent by writing, faxing, or telephoning the Transfer Agent at the following address, phone number, or fax number:

         American Stock Transfer & Trust Company
         40 Wall Street, 46th Floor
         New York, New York 10269-0436

         Telephone No.: (800) 937-5449
         Fax No.: (718) 921-8336

         By properly completing, signing and timely returning a new Voting Direction card to the Transfer Agent you will revoke any Voting Direction card previously submitted. You may also revoke your Voting Direction by notifying the Transfer Agent in a signed writing of your decision to revoke it. In such a case, if you do not also timely submit a new Voting Direction card to the Transfer Agent, your shares will not be voted. After January 22, 2001, you may not change or revoke your Voting Direction.

YOUR VOTING DIRECTION CARD WILL BE KEPT CONFIDENTIAL

         Neither the Trustee nor the Transfer Agent will release your Voting Direction card or any copy of it, or otherwise divulge how you directed the Trustee to vote, to any person, including the Company or any of its individual officers or employees, except as the Trustee or the Transfer Agent may be compelled to do so by law.


Enclosures

         Horizon Health Corporation Proxy Statement
         Horizon Health Corporation Annual Report to Stockholders
         Participant Voting Direction Card